UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 21, 2020

MediaCo Holding Inc.

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

001-39029

(Commission file number)

84-2427771

(I.R.S. Employer

Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 266-0100

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to difference materially from the results anticipated in these forward-looking statements are contained in MediaCo Holding Inc.’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise.

Item 2.02	Results of Operations and Financial Condition.

MediaCo Holding Inc. (the “Company”) is making available to investors a MediaCo Holding Inc. Investor Presentation January 2020 (the “Presentation”) that includes certain unaudited, preliminary, pro forma results of operations and financial condition as of and for the years ended December 31, 2018 and December 31, 2019, as well as summary budgeted amounts for the year ending December 31, 2020.

A copy of the Presentation is attached as Exhibit 99.1 and incorporated in this item by reference. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

MediaCo Holding Inc. (the “Company”) is making available to certain investors the MediaCo Holding Inc. Investor Presentation January 2020 attached as Exhibit 99.1 and incorporated in this item by reference. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d)     Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
99.1	MediaCo Holding Inc. Investor Presentation January 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIACO HOLDING INC.
Date: January 21, 2020
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary